SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                   -----------


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 27, 2002


                        GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   VERMONT                                 03-0127430
(STATE OR OTHER JURISDICTION OF INCORPORATION) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)















ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT-
     On June 27, 2002, the Board of Directors of Green Mountain Power Corporation ("GMP" or the "Company") and its Audit Committee decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants.

      Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     During each of the years ended December 31, 2001 and 2000, and during the subsequent interim period to the date of this 8-K, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused
Andersen to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such periods.

     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the Company's two most recent calendar years or during the subsequent interim period through June 28, 2002.

     GMP provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 28, 2002, stating its agreement with such statements.



EXHIBIT  16.1


Office  of  the  Chief  Accountant
Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

June  28,  2002

Dear  Sir/Madam:

We have read and, except as described in the next sentence, agree with the comments in Item 4 of Form 8-K of Green Mountain Power Corporation dated June 28, 2002. We have no basis to agree or disagree with the comments relating to the audit committee and the board of directors appearing in the first paragraph of Item 4.


Very  truly  yours,

/s/  Arthur  Andersen  LLP
-------------------------------------------
Arthur  Andersen  LLP


     For further information, please contact Dorothy Schnure, Manager, Corporate Communications for Green Mountain Power at 802-655-8418.

Item  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.
(a)  and  (b)  --not  applicable
(c)  Exhibits--not  applicable

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                                         Registrant
DATED:  June  28,  2002               By:/S/  ROBERT  J.  GRIFFIN_
                                      ---------------------------
                              ROBERT  J.  GRIFFIN,  CONTROLLER  AND  TREASURER

 DATED:  June  28,  2002               By:/S/ROBERT  J.  GRIFFIN__
                                       ---------------------------
                              ROBERT J. GRIFFIN, CONTROLLER AND TREASURER (AS PRINCIPAL FINANCIAL OFFICER)




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